EXHIBIT 23.2
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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


     We hereby consent to the incorporation by reference in Registration Statement No. 33-48109 on Form S-8 of Signature Eyewear, Inc. of our report dated January 18, 2008 appearing in this Annual Report on Form 10-K of Signature Eyewear, Inc. for the year ended October 31, 2008.


/s/ Grobstein, Horwath & Company LLP
Sherman Oaks, California
February 12, 2009